                                                                 Exhibit 10.3.13

                              THIRTEENTH AMENDMENT
                                       TO
              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

         This Thirteenth Amendment dated as of April 9, 2003 to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 is among PRIME RECEIVABLES CORPORATION (the "Transferor"), FDS BANK (formerly FDS National Bank), a federal savings bank (the "Servicer") and JPMORGAN CHASE BANK, as successor in interest to The Chase Manhattan Bank, as Trustee (in such capacity, the "Trustee").

                               W I T N E S S E T H

         WHEREAS, the Transferor, the Servicer and the Trustee entered into an Amended and Restated Pooling and Servicing Agreement as of December 15, 1992, as amended from time to time (the "Pooling and Servicing Agreement");

         WHEREAS, the Transferor, the Servicer and the Trustee wish to amend
Schedule II of the Pooling and Servicing Agreement;

         WHEREAS, Section 13.01 of the Pooling and Servicing Agreement permits the amendment of Schedules subject to certain conditions;

         NOW THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the parties hereto hereby agree as follows:

         1. Schedule II as attached to the Pooling and Servicing Agreement is hereby deleted in its entirety and Schedule II attached hereto is substituted therefor.

         2. Attached hereto is an Opinion of Counsel stating that the amendment to the Pooling and Servicing Agreement effected by this Thirteenth Amendment does not adversely affect in any material respect the interests of the Certificateholders, as defined in the Pooling and Servicing Agreement.

         3. The Pooling and Servicing Agreement, as amended by this Thirteenth Amendment, shall continue in full force and effect among the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             PRIME RECEIVABLES CORPORATION

                                             By       /s/ Susan P. Storer
                                               ---------------------------------

                                             Title    President

                                             FDS BANK

                                             By       /s/ Susan R. Robinson
                                               ---------------------------------

                                             Title    Treasurer

                                             JPMORGAN CHASE BANK

                                             By /s/ Wen Wang
                                               ---------------------------------

                                             Title Assistant Vice President
                                                   -----------------------------

                               OPINION OF COUNSEL

                                  April 9, 2003

Prime Receivables Corporation           JPMorgan Chase Bank,
7 West Seventh Street                     as Trustee
Cincinnati, OH 45202                    4 New York Plaza
                                        6th Floor

                                        Attn:  Structured Finance Administration
                                        New York, NY  10004

         Re: Prime Receivables, Inc. Amended and Restated Pooling & Servicing Agreement dated as of December 15, 1992 (the "Agreement")

Ladies and Gentlemen:

                  As General Counsel of Federated Department Stores, Inc., a Delaware corporation, the ultimate parent of Prime Receivables Corporation, a Delaware corporation ("Prime"), I have acted as counsel to Prime in connection with the Thirteenth Amendment to the Agreement and the substitution of Schedule II of the Agreement.

                  I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereon, I am of the opinion that the Thirteenth Amendment to the Agreement and the deletion of the current Schedule II to the Agreement and substitution therefor with an amended
Schedule II do not, in accordance with Section 13.01 of the Agreement, adversely affect in any material respect the interest of any of the Investor Certificateholders, as such term is defined in the Agreement.

                                                     Very truly yours,

                                                     Dennis J. Broderick

                                   SCHEDULE II
                          SCHEDULE OF LOCK-BOX ACCOUNTS

        Bank Name                        Originator                Bank Account #
        ---------                        ----------                --------------
Bank of America Illinois         All Originators                    8188500959
231 South Lasalle St.
Chicago, IL 60697

Wells Fargo Bank **              All Originators                    6355064529
MAC N9305-031                    Prime Receivable Corp.
Sixth and Marquette              St. Cloud, MN
Minneapolis, MN  55479           56396-1205

JPMorgan Chase Bank              All Originators                    323890075
4 New York Plaza, 6th Fl.        Electronic banking networks
Structured Finance Admin.        All Originators                    400471302
New York, NY 10004-2413          Internet banking activity

PNC Bank                         Macy's                             3001544986
201 East 5th Street              P.O. Box 8021
Cincinnati, Ohio 45201           Mason OH  45040-8021

FifthThird Bank                  Lazarus                            71527336
38 Fountain Sq. Plaza            P.O. Box 0064
Cincinnati, Ohio  45263          Cincinnati, Ohio  45274

First Hawaiian Bank              Macy's                             01-100750
999 Bishop Street                P.O. Box 380001
Honolulu, HI  96813              Honolulu, HI 96838-0001

USBank                           All Originators                    153910082020
425 Walnut Street                P.O. Box  45071-9088
Cincinnati, Ohio 45202           Westchester, Ohio  45071

**  To be closed by July 31, 2003